                                                                    Exhibit 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes
      Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
      Report for the Month Ended November 30, 2003

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                                                   Cusip #                Due Date
      -----------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes......................................280907AP1.............December 1, 2035
      1999-1B     Senior Auction Rate Notes......................................280907AQ9.............December 1, 2035
      1999-1C     Subordinate Auction Rate Notes.................................280907AR7.............December 1, 2035
      2000-1A     Senior Auction Rate Notes......................................280907AS5.............December 1, 2035
      2000-1B     Senior Auction Rate Notes......................................280907AT3.............December 1, 2035
      2000-1C     Subordinate Auction Rate Notes.................................280907AU0.............December 1, 2035
      2001-1A     Senior Auction Rate Notes......................................280907AV8.............December 1, 2035
      2001-1B     Senior Auction Rate Notes......................................280907AW6.............December 1, 2035
      2001-1C     Subordinate Auction Rate Notes.................................280907AX4.............December 1, 2035
      2002-1A     Senior Auction Rate Notes......................................280907AY2.............December 1, 2035
      2002-1B     Senior Auction Rate Notes......................................280907AZ9.............December 1, 2035
      2002-1C     Subordinate Auction Rate Notes.................................280907BA3.............December 1, 2035
      2003-1A     Senior Auction Rate Notes......................................280907BB1.............December 1, 2035
      2003-1B     Senior Auction Rate Notes......................................280907BC9.............December 1, 2035
      2003-1C     Senior Auction Rate Notes......................................280907BD7.............December 1, 2035
      2003-1D     Subordinate Auction Rate Notes.................................280907BE5.............December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None
      Series 2002-1:
        None
      Series 2003-1:
        None

C.    Principal Outstanding - November, 2003
      --------------------------------------

                            Principal            Principal             Principal              Principal
                         Outstanding,             Borrowed              Payments           Outstanding,
      Series           Start of Month         During Month          During Month          End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A       $ 78,000,000.00           $     0.00         $        0.00       $ 78,000,000.00
        1999-1B         39,000,000.00                 0.00                  0.00         39,000,000.00
        1999-1C          9,300,000.00                 0.00                  0.00          9,300,000.00
                  -------------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                  0.00        126,300,000.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                  0.00         54,100,000.00
        2000-1B         54,100,000.00                 0.00                  0.00         54,100,000.00
        2000-1C         22,000,000.00                 0.00                  0.00         22,000,000.00
                  -------------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                  0.00        130,200,000.00
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                  0.00         79,000,000.00
        2001-1B         79,000,000.00                 0.00                  0.00         79,000,000.00
        2001-1C         23,800,000.00                 0.00                  0.00         23,800,000.00
                  -------------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                  0.00        181,800,000.00
                  -------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A         82,700,000.00                 0.00                  0.00         82,700,000.00
        2002-1B         82,700,000.00                 0.00                  0.00         82,700,000.00
        2002-1C         24,500,000.00                 0.00                  0.00         24,500,000.00
                  -------------------------------------------------------------------------------------
        Total          189,900,000.00                 0.00                  0.00        189,900,000.00
                  -------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A         52,000,000.00                 0.00                  0.00         52,000,000.00
        2003-1B         70,000,000.00                 0.00          3,000,000.00         67,000,000.00
        2003-1C         69,000,000.00                 0.00                  0.00         69,000,000.00
        2003-1D         30,500,000.00                 0.00                  0.00         30,500,000.00
                  -------------------------------------------------------------------------------------
        Total          221,500,000.00                 0.00          3,000,000.00        218,500,000.00
                  -------------------------------------------------------------------------------------
      Totals          $849,700,000.00          $      0.00         $3,000,000.00       $846,700,000.00
                  =====================================================================================

D.    Accrued Interest Outstanding - November, 2003
      ---------------------------------------------

                     Accrued Interest             Interest              Interest      Accrued Interest             Interest
                         Outstanding,              Accrued              Payments          Outstanding,           Rate As Of
      Series           Start of Month         During Month          During Month          End of Month         End Of Month
      ----------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A           $ 42,358.33          $ 74,750.10         $   69,766.76       $     47,341.67             1.15000%
        1999-1B             21,179.17            37,374.90             34,883.24             23,670.83             1.15000%
        1999-1C              5,489.58             9,933.01              9,041.76              6,380.83             1.30000%
                  -------------------------------------------------------------------------------------
        Total               69,027.08           122,058.01            113,691.76             77,393.33
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A             38,365.92            51,545.18             46,706.24             43,204.86             1.15000%
        2000-1B             27,651.11            51,845.71             48,389.32             31,107.50             1.15000%
        2000-1C             18,975.00            24,750.00             23,100.00             20,625.00             1.35000%
                  -------------------------------------------------------------------------------------
        Total               84,992.03           128,140.89            118,195.56             94,937.36
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             22,712.50            75,225.52             70,661.08             27,276.94             1.13000%
        2001-1B              5,047.22            75,708.30             73,184.69              7,570.83             1.15000%
        2001-1C              7,735.00            26,146.82             24,064.32              9,817.50             1.35000%
                  -------------------------------------------------------------------------------------
        Total               35,494.72           177,080.64            167,910.09             44,665.27
                  -------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A             39,627.08            79,254.29             73,970.68             44,910.69             1.15000%
        2002-1B             21,134.44            78,565.13             73,970.68             25,728.89             1.12000%
        2002-1C              7,350.00            27,562.50             25,725.00              9,187.50             1.35000%
                  -------------------------------------------------------------------------------------
        Total               68,111.52           185,381.92            173,666.36             79,827.08
                  -------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A              1,661.11            49,833.30             46,511.08              4,983.33             1.15000%
        2003-1B             49,194.44            64,783.31             62,611.08             51,366.67             1.15000%
        2003-1C             33,062.50            66,125.09             61,716.76             37,470.83             1.15000%
        2003-1D              9,150.00            34,312.50             32,025.00             11,437.50             1.35000%
                  -------------------------------------------------------------------------------------
        Total               93,068.05           215,054.20            202,863.92            105,258.33
                  -------------------------------------------------------------------------------------
      Totals              $350,693.40          $827,715.66         $  776,327.69       $    402,081.37
                  =====================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             07-Jan-04                5.28%
        1999-1B             07-Jan-04                5.28%
        1999-1C             07-Jan-04                5.00%
      Series 2000-1:
        2000-1A             02-Jan-04                5.33%
        2000-1B             08-Jan-04                5.27%
        2000-1C             02-Jan-04                5.00%
      Series 2001-1:
        2001-1A             15-Jan-04                5.29%
        2001-1B             26-Dec-03                5.41%
        2001-1C             15-Jan-04                4.90%
      Series 2002-1:
        2002-1A             09-Jan-04                5.27%
        2002-1B             16-Jan-04                5.36%
        2002-1C             16-Jan-04                4.90%
      Series 2003-1:
        2003-1A             26-Dec-03                5.35%
        2003-1B             02-Jan-04                5.33%
        2003-1C             09-Jan-04                5.28%
        2003-1D             16-Jan-04                4.90%

F.    Noteholders' Carry-Over Amounts - November, 2003
      ------------------------------------------------

                           Carry-Over                                                       Carry-Over
                             Amounts,            Additions              Payments              Amounts,
      Series           Start of Month         During Month          During Month          End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                 $0.00
        1999-1B                  0.00                 0.00                  0.00                  0.00
        1999-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                  0.00
        2000-1B                  0.00                 0.00                  0.00                  0.00
        2000-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                  0.00
        2001-1B                  0.00                 0.00                  0.00                  0.00
        2001-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                  0.00
        2002-1B                  0.00                 0.00                  0.00                  0.00
        2002-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                 0.00                  0.00                  0.00
        2003-1B                  0.00                 0.00                  0.00                  0.00
        2003-1C                  0.00                 0.00                  0.00                  0.00
        2003-1D                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                 $0.00
                  =====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - November, 2003
      --------------------------------------------------------------------

                              Accrued             Interest              Interest               Accrued
                            Interest,              Accrued              Payments             Interest,
      Series           Start of Month         During Month          During Month          End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                 $0.00
        1999-1B                  0.00                 0.00                  0.00                  0.00
        1999-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                  0.00
        2000-1B                  0.00                 0.00                  0.00                  0.00
        2000-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                  0.00
        2001-1B                  0.00                 0.00                  0.00                  0.00
        2001-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                  0.00
        2002-1B                  0.00                 0.00                  0.00                  0.00
        2002-1C                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                 0.00                  0.00                  0.00
        2003-1B                  0.00                 0.00                  0.00                  0.00
        2003-1C                  0.00                 0.00                  0.00                  0.00
        2003-1D                  0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  -------------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                 $0.00
                  =====================================================================================

II.   Fund Information

A.    Reserve Funds - November, 2003

                                                                                                Amount
                                                                                 ----------------------
      Balance, Start of Month................................................           $13,015,500.00
      Additions During Month (From Issuance of Notes)........................                     0.00
      Less Withdrawals During Month..........................................                     0.00
                                                                                 ----------------------
      Balance, End of Month..................................................           $13,015,500.00
                                                                                 ======================

B.    Capitalized Interest Accounts - November, 2003
      ----------------------------------------------
                                                                                                Amount
                                                                                 ----------------------
      Balance, Start of Month................................................                    $0.00
      Additions During Month (From Issuance of Notes)........................                     0.00
      Less Withdrawals During Month..........................................                     0.00
                                                                                 ----------------------
      Balance, End of Month..................................................                    $0.00
                                                                                 ======================

C.    Acquisition Accounts - November, 2003
      -------------------------------------
                                                                                                Amount
                                                                                 ----------------------
      Balance, Start of Month................................................           $14,684,767.09
      Additions During Month:
        Acquisition Funds from Note Issuance.................................                     0.00
        Recycling from Surplus Funds.........................................            49,400,000.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired...................................................                     0.00
        Accrued Income.......................................................                     0.00
        Premiums and Related Acquisition Costs...............................                     0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired..............................    (60,749,812.36)
        Accrued Interest Acquired.............................       (842,205.55)
        Origination Fees Charged..............................          4,695.86
        Premiums and Related Acquisition Costs................     (1,647,913.67)
                                                              -------------------
        Net Costs of Loans Acquired..........................................           (63,235,235.72)
                                                                                 ----------------------
      Balance, End of Month..................................................              $849,531.37
                                                                                 ======================

D.    Alternative Loan Guarantee Accounts - November, 2003
      ----------------------------------------------------
                                                                                                Amount
                                                                                 ----------------------
      Balance, Start of Month................................................            $4,295,956.73
      Additions During Month (Initial Purchase of Student Loans).............                     0.00
      Guarantee Fees Received (Refunded) During Month........................               628,834.51
      Interest Received During Month.........................................                 3,003.08
      Other Additions During Month...........................................                22,914.70
      Less Withdrawals During Month for Default Payments.....................              (340,632.07)
                                                                                 ----------------------
      Balance, End of Month..................................................            $4,610,076.95
                                                                                 ======================
III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - November, 2003
      ---------------------------------------------------
                                                                                                Amount
                                                                                 ----------------------
      Balance, Start of Month................................................          $790,109,555.69
      Initial Purchase of Eligible Loans.....................................                     0.00
      Loans Purchased / Originated...........................................            60,749,812.36
      Capitalized Interest...................................................             2,593,750.21
      Less Principal Payments Received.......................................           (13,144,981.41)
      Less Defaulted Alternative Loans Transferred...........................              (327,995.65)
      Less Sale of Loans.....................................................           (39,431,844.72)
      Other Increases (Decreases)............................................                (7,165.64)
                                                                                 ----------------------
      Balance, End of Month..................................................          $800,541,130.84
                                                                                 ======================


B. Composition of Student Loan Portfolio as of November 30, 2003
   -------------------------------------------------------------
                                                                                                Amount
                                                                                 ----------------------
      Aggregate Outstanding Principal Balance................................          $800,541,130.84
      Number of Borrowers....................................................                  104,004
      Average Outstanding Principal Balance Per Borrower.....................          $         7,697
      Number of Loans (Promissory Notes).....................................                  228,223
      Average Outstanding Principal Balance Per Loan.........................          $         3,508
      Weighted Average Interest Rate.........................................                     4.00%

C. Distribution of Student Loan Portfolio by Loan Type as of November 30, 2003
   ---------------------------------------------------------------------------

                                                                     Outstanding
                                                                       Principal
      Loan Type                                                          Balance               Percent
      -------------------------------------------------------------------------------------------------
      Stafford - Subsidized...............................       $233,257,451.44                 29.1%
      Stafford - Unsubsidized.............................        168,817,528.07                 21.1%
      Stafford - Nonsubsidized............................             12,682.14                  0.0%
      PLUS................................................         37,258,041.03                  4.7%
      SLS.................................................             72,316.11                  0.0%
      Consolidation.......................................        134,949,150.27                 16.9%
      Alternative.........................................        226,173,961.78                 28.3%
                                                           --------------------------------------------
      Total...............................................       $800,541,130.84                100.0%
                                                           ============================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of November 30, 2003
      -------------------------------------------------------------------------------

                                                                     Outstanding
                                                                       Principal
      Interest Rate                                                      Balance               Percent
      -------------------------------------------------------------------------------------------------
      Less Than 3.00%.....................................       $230,654,851.62                 28.8%
      3.00% to 3.49%......................................       $210,867,555.67                 26.3%
      3.50% to 3.99%......................................       $ 22,236,106.41                  2.8%
      4.00% to 4.49%......................................       $ 92,617,442.66                 11.6%
      4.50% to 4.99%......................................       $ 87,082,565.68                 10.9%
      5.00% to 5.49%......................................       $ 67,074,620.64                  8.4%
      5.50% to 5.99%......................................       $  5,688,520.09                  0.7%
      6.00% to 6.49%......................................       $ 26,867,690.53                  3.4%
      6.50% to 6.99%......................................       $ 14,038,938.88                  1.8%
      7.00% to 7.49%......................................       $ 22,687,702.74                  2.8%
      7.50% to 7.99%......................................       $  6,097,646.76                  0.8%
      8.00% to 8.49%......................................       $  8,551,594.02                  1.1%
      8.50% or Greater....................................       $  6,075,895.14                  0.8%
                                                           --------------------------------------------
      Total...............................................       $800,541,130.84                100.0%
                                                           ============================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of November 30, 2003
      -----------------------------------------------------------------------------------------

                                                                     Outstanding
                                                                       Principal
      Borrower Payment Status                                            Balance               Percent
      -------------------------------------------------------------------------------------------------
      School..............................................       $221,302,234.65                 27.6%
      Grace...............................................         36,592,035.49                  4.6%
      Repayment...........................................        415,194,845.45                 51.9%
      Deferment...........................................        101,877,913.70                 12.7%
      Forbearance.........................................         25,574,101.55                  3.2%
                                                           --------------------------------------------
      Total...............................................       $800,541,130.84                100.0%
                                                           ============================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of November 30, 2003
   ------------------------------------------------------------------------------------

                                                                 Percent by Outstanding Balance
                                                           --------------------------------------------
                                               Outstanding             Excluding
                                                 Principal          School/Grace          All Loans in
      Delinquency Status                           Balance          Status Loans             Portfolio
      -------------------------------------------------------------------------------------------------
      31 to 60 Days..................       $17,087,822.28                  3.1%                  2.1%
      61 to 90 Days..................         9,589,220.67                  1.8%                  1.2%
      91 to 120 Days.................         6,255,222.97                  1.2%                  0.8%
      121 to 180 Days................        11,162,179.42                  2.1%                  1.4%
      181 to 270 Days................         7,992,381.86                  1.5%                  1.0%
      Over 270 Days..................         2,215,829.07                  0.4%                  0.3%
      Claims Filed, Not Yet Paid.....         3,155,064.32                  0.6%                  0.4%
                                      -----------------------------------------------------------------
      Total..........................       $57,457,720.59                 10.6%                  7.2%
                                      =================================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of November 30, 2003
   ----------------------------------------------------------------------------------

                                                                     Outstanding
                                                                       Principal
      Guarantee Status                                                   Balance               Percent
      -------------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.........................        $    883,321.42                  0.1%
      FFELP Loan Guaranteed 98%..........................         573,483,847.64                 71.6%
      Alternative Loans Non-Guaranteed...................         226,173,961.78                 28.3%
                                                           --------------------------------------------
      Total..............................................        $800,541,130.84                100.0%
                                                           ============================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of November 30, 2003
   ----------------------------------------------------------------------------------
                                                                     Outstanding
                                                                       Principal
      Guarantee Agency                                                   Balance               Percent
      -------------------------------------------------------------------------------------------------
      Education Assistance Corporation....................       $430,925,159.17                 53.8%
      Great Lakes Higher Education Corporation............        107,340,195.77                 13.4%
      California Student Aid Commission...................          9,417,118.52                  1.2%
      Student Loans of North Dakota.......................          9,166,530.55                  1.1%
      Texas GSLC..........................................          2,977,750.89                  0.4%
      Pennsylvania Higher Education Assistance Agency.....          3,344,026.96                  0.4%
      United Student Aid Funds, Inc.......................          8,895,016.18                  1.1%
      Other Guarantee Agencies............................          2,301,371.02                  0.3%
      Alternative Loans Non-Guaranteed....................        226,173,961.78                 28.3%
                                                           --------------------------------------------
      Total...............................................       $800,541,130.84                100.0%
                                                           ============================================

I.    Fees and Expenses Accrued For / Through  November, 2003
      -------------------------------------------------------
                                                                      For The 11
                                                                    Months Ended
                                            November, 2003         Nov. 30, 2003
                                      -------------------------------------------
      Servicing Fees.................          $700,473.49         $6,967,575.89
      Treas Mgmt / Lockbox Fees......            16,184.52            153,549.20
      Indenture Trustee Fees.........            17,684.10            178,692.57
      Broker / Dealer Fees...........           176,520.82          1,769,116.53
      Auction Agent Fees.............            10,846.25            118,585.37
      Other Permitted Expenses.......                 0.00                  0.00
                                      -------------------------------------------
      Total..........................          $921,709.18         $9,187,519.56
                                      ===========================================

J.    Ratio of Assets to Liabilities as of November 30, 2003
      ------------------------------------------------------
                                                                          Amount
                                                           ----------------------
      Total Indenture Assets..............................       $864,035,039.49
      Total Indenture Liabilities.........................        851,049,171.81
                                                           ----------------------
      Ratio...............................................                101.53%
                                                           ======================

K. Senior and Subordinate Percentages as of November 30, 2003
   ----------------------------------------------------------
                                                                          Amount
                                                           ----------------------
      Aggregate Values....................................       $864,631,533.07
                                                           ======================
      Senior Notes Outstanding Plus Accrued Interest......        736,944,633.03
                                                           ======================
      All Notes Outstanding Plus Accrued Interest.........        847,102,081.30
                                                           ======================
      Dividend Prerequisites:

        Senior Percentage (Requirement = 112%)............                117.33%
                                                           ======================
        Subordinate Percentage (Requirement = 102%).......                102.07%
                                                           ======================
        Available for Dividend - Excess (Shortage)

         Over Dividend Prerequisites......................       $    587,410.14
                                                           ======================

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